UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

MAY 9, 2025

Date of report (Date of earliest event reported)

Bausch Health Companies Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

(514) 744-6792

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2025, John S. Barresi informed Bausch Health Companies Inc. (the “Company”) of his decision to resign as the Senior Vice President, Controller and Chief Accounting Officer of the Company. Mr. Barresi will depart the Company effective June 2, 2025 to pursue another opportunity. During his remaining period of employment, Mr. Barresi will continue to serve as the Company’s Chief Accounting Officer, in order to support a seamless transition. Mr. Barresi’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles, practices and disclosures. The Company has initiated a search for a permanent Chief Accounting Officer and until a permanent replacement is in place, at the time that Mr. Barresi ceases to be the Chief Accounting Officer, Jean-Jacques Charhon, who is currently serving as the Company’s Executive Vice President and Chief Financial Officer, will assume the additional role of Chief Accounting Officer. Mr. Charhon’s biographical information is set forth in the Company’s Form 8-K filed with the SEC on July 19, 2024, and such information is incorporated herein by reference.

There is no family relationship between Mr. Charhon and any other executive officer or director of the Company, and there is no arrangement or understanding with any other person under which he was appointed. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Charhon has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Seana Carson
Executive Vice President, General Counsel